UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-9735	77-0079387
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or		Identification Number)
Organization)

1999 BROADWAY, SUITE 3700, DENVER,
COLORADO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 26, 2010 Berry Petroleum Company issued a news release announcing its financial and operational results for the third quarter ended September 30, 2010. These results are discussed in the news release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 - News Release by Berry Petroleum Company dated October 26, 2010 titled “Berry Petroleum Announces Results for Third Quarter of 2010” announcing the Registrant’s results for the third quarter ended September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY

By:	/s/ Davis O O’Connor
Davis O O’Connor
Secretary

Date: October 26, 2010